UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                          Guardian International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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2)   Aggregate number of securities to which transaction applies:


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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                                                             Richard Ginsburg
                                                             President and Chief
                                                             Executive Officer

                                 [GUARDIAN LOGO]


April 28, 2000

Dear Shareholder:

We cordially invite you to attend the Annual Meeting of Share Owners, which will be held on Monday, June 5, 2000, at 1:00 pm, local time, in Coral Gables, Florida.

The following notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

Item                                                                            Recommended Vote
----                                                                            ----------------
1. To elect eight (8) directors to the Board of Directors.                              FOR

2. To ratify the appointment of Arthur Andersen LLP
as the independent accountants for the Company for the
year ending December 31, 2000.                                                          FOR

We have also included a proxy statement that contains more information about these items and the meeting.

Only shareholders of record, as of the close of business April 21, 2000, will be allowed to attend the meeting.

Your vote is important. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All shareholders can vote by written proxy card. Shareholders may also vote in person at the meeting, as described above.

/s/ Richard Ginsburg
--------------------
Richard Ginsburg

                          GUARDIAN INTERNATIONAL, INC.
                             3880 North 28th Terrace
                          Hollywood, Florida 33020-1118

================================================================================

                    Notice of Annual Meeting of Shareholders
                           to be held on June 5, 2000

Notice is hereby given that the Annual Meeting of Shareholders of Guardian International, Inc. (the "Company") will be held at the University of Miami School of Business, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida, 33146, at 1:00 p.m., local time, on June 5, 2000 for the following purposes, as described in the attached Proxy
Statement:

         1.       To elect eight (8) directors to the Board of Directors.

         2. To ratify the appointment of Arthur Andersen LLP as the independent accountants for the Company for the year ending December 31, 2000.

         3. To transact such other business as may properly come before the meeting.


Admittance to the meeting will be limited to shareholders. The Board of Directors fixed the close of business on April 21, 2000 as the record date for the determination of shareholders entitled to notice and to vote at the meeting and any adjournment thereof. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-FREE ENVELOPE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.


By Order of the Board of Directors,

/s/ Sheilah Ginsburg
--------------------
Sheilah Ginsburg
Secretary
April 28, 2000

                          Guardian International, Inc.

                         Annual Meeting of Shareholders

                                  June 5, 2000

                                 Proxy Statement

This Proxy Statement has been prepared and is furnished by the Board of Directors (the "Board of Directors") of Guardian International, Inc. (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the University of Miami School of Business, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida, 33146, at 1:00 p.m., local time, on June 5, 2000, and any adjournment or postponement thereof for the purpose set forth in the accompanying notice of meeting.

Proxies; Voting Securities

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally, by telefax or other electronic means and by telephone. In addition to mailing copies of this material to shareholders, the Company may request persons who hold stock in their names or custody, or in the names of nominees for others, to forward such material to those persons for whom they hold shares of the Company and to request their authority for execution of the proxies. The Company may reimburse such persons for their expenses in connection with such request.

It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about April 28, 2000. The Company's Annual Report, including audited financial statements for the fiscal year ended December 31, 1999, is being mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material.

Only holders of record of the Company's Class A Voting Common Stock, par value $.001 per share (the "Class A Common Stock"), on the books of the Company at the close of business on April 21, 2000, are entitled to vote at the Annual Meeting. On that date, there were 8,384,441 issued and outstanding shares of Class A Common Stock entitled to vote on each matter to be presented at the Annual Meeting. The Class A Common Stock is referred to herein as the "Voting Stock." Each shareholder of record is entitled to one vote for each share of Voting Stock held on all matters that come before the Annual Meeting. A majority of these shares of Voting Stock will constitute a quorum for the transaction of business at the Annual Meeting.

The approval of a plurality of the outstanding shares of Voting Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors as set forth in Proposal 1. All other proposals shall be decided by majority vote of the outstanding shares of Voting Stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. With respect to all other matters to be voted on by shareholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.

Shares represented by a properly executed proxy received in time to permit its use at the meeting or any adjournment thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted:

o        For the election of all nominees for director named in this Proxy
         Statement.

o For the ratification of the appointment of Arthur Andersen LLP as independent accountants.

o In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the meeting and at any adjournment or postponement thereof.

As of April 1, 2000, Harold Ginsburg, Sheilah Ginsburg, Richard Ginsburg and Rhonda Ginsburg (collectively, the "Ginsburgs") held 37.8% of the outstanding shares of Voting Stock. The Ginsburgs will vote in favor of Proposals 1 and 2 described below.

A shareholder who has given a proxy may revoke it at any time before it is voted at the meeting by giving written notice of such revocation to the office of the Secretary of the Company, by executing and delivering to the Company a proxy bearing a later date or appearing at the Annual Meeting and voting in person.

                                   PROPOSAL 1
                              Election of Directors

The persons named below and in the accompanying form of proxy intend to vote all valid proxies received in favor of the election of each of the persons named below as nominees for director unless authority is withheld. All nominees are currently serving as directors of the Company. To the best of the Company's knowledge, each of the nominees for director is able, and intends, if elected, to serve on the Board of Directors. If, prior to the Annual Meeting, any of the nominees should become unable to serve for any reason, the persons named as proxies will have full discretion to vote for all other persons who are nominated. Each director shall be elected by a plurality of the votes cast. Directors elected at the meeting will serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

In accordance with the Company's Amended and Restated Bylaws (the "Bylaws"), the number of directors is fixed at eight. The By-Laws provide that each director serves from the date of his election until the next Annual Meeting of Shareholders and until his successor is elected and qualified. Currently, eight directors are serving on the Board of Directors.

The following individuals are nominated to serve as Directors:

                                 HAROLD GINSBURG
                                SHEILAH GINSBURG
                                RICHARD GINSBURG
                                 DARIUS G. NEVIN
                                WILLIAM REMINGTON
                                 DOUGLAS T. LAKE
                                  JOEL A. COHEN
                                 DAVID HEIDECORN

The following table sets forth certain information with respect to each person who is currently a director or executive officer of the Company, and is based on the records of the Company and information furnished to it by such persons. See "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of each director and executive officer of the Company.

Directors and Officers of the Company

The current directors and executive officers of the Company, their positions with the Company and their ages are as follows:

   Name                            Age       Position
   ----                            ---       --------
   Richard Ginsburg (1)            31        Chief Executive Officer, President, Director
   Harold Ginsburg (1)             67        Chairman of the Board of Directors
   Sheilah Ginsburg (1)            61        Secretary, Treasurer, Director
   Darius G. Nevin                 42        Vice President, Chief Financial Officer, Director
   William Remington (5),(6)       70        Director
   Terry Akins                     53        Chief Operating Officer, Vice President
   Douglas T. Lake (2),(5),(6)     49        Director
   David Heidecorn (6)             43        Director
   Joel A. Cohen (3)               60        Vice President, Director of Guardian, President of Mutual
   Raymond L. Adams (4)            70        Vice President of Mutual

(1) Harold and Sheilah Ginsburg are married and Richard Ginsburg is their son.
(2) In 1998, pursuant to a Stock Subscription Agreement dated as of October 21, 1998 (the "Subscription Agreement") between the Company and Protection One, Inc. ("Protection One"), a subsidiary of Protection One purchased 10,000 shares of Series D 6% Convertible Cumulative Preferred Stock ("Series D Preferred Stock") of the Company. Protection One is a majority-owned subsidiary of Westar Capital, Inc., an unregulated subsidiary of Western Resources, Inc. Pursuant to the related Stockholders Agreement, Protection One received the right to nominate up to two Directors, upon conversion of the Series D Preferred Stock to Class A Common Stock. Based on its aggregate percentage of Class A Common Stock ownership, and because Protection One has not exercised its right to convert its shares of Series D Preferred Stock to shares of Class A Common Stock, Protection One does not have the right to nominate any directors. Mr. Lake is serving as a Director by invitation of the Board of Directors. In February, 2000, Westar Capital purchased all the outstanding shares of Protection One Investments, Inc., a previously wholly-owned subsidiary of Protection One and holder of Guardian's Series C and Series D Preferred Stock.
(3) In 1998, the Company entered into an employment agreement with Mr. Cohen coincident with the Company's purchase of Mutual Central Alarm Services, Inc., a New York corporation and wholly-owned subsidiary of the Company ("Mutual"). The terms of Mr. Cohen's employment agreement required his nomination to the Board of Directors.
(4)      Mr. Adams is Vice President of Mutual.
(5)      Mr. Remington and Mr. Lake comprise the Compensation Committee.
(6)      Mr. Remington, Mr. Lake and Mr. Heidecorn comprise the Audit Committee.

Harold Ginsburg

Mr. Ginsburg was a co-founder and the President of Guardian from its inception in 1993 until August 15, 1996. Mr. Ginsburg is an acknowledged authority on electronic/computer technology security systems and has personally developed high-tech security systems for many well-known regional and national firms. Mr. Ginsburg also has served as a consultant to financial organizations and government agencies throughout Latin America and Europe. In addition to being regarded as an international consultant in the alarm service and monitoring industry, he is responsible for the start-up of several successful security companies, including Guardsman Security Corporation, which he owned and operated from 1983 to 1991. In 1991, Guardsman was sold to Alert Centre, now owned by ADT Security, Inc. In 1978, Mr. Ginsburg founded Gibraltar Central Security Corporation, which he partially owned and operated until 1982, at which time Gibraltar Central was sold to Security Centres of London, England.

Mr. Ginsburg does not hold directorships in any other reporting companies.

Sheilah Ginsburg

Mrs. Ginsburg was a co-founder of Guardian. She is responsible for the human resources and certain other administrative functions of the Company. Prior to her participation in the development of Guardian, Mrs. Ginsburg was the Vice President/Controller of Guardsman Central Security, a business similar to Guardian.

Mrs. Ginsburg does not hold directorships in any other reporting companies.

Richard Ginsburg

Mr. Ginsburg was a co-founder of Guardian and has been a Director of the Company since its inception. He has been President and Chief Executive Officer of Guardian since August 1996. He received a Bachelor of Science degree in communications from the University of Miami. He subsequently served as Central Station Manager of Guardsman Security from 1987 to 1990. Mr. Ginsburg then became Operations Manager for Alert Centre, Inc., another security alarm company, a position he filled from 1990 to 1992.

Mr. Ginsburg does not hold directorships in any other reporting companies. Mr. Ginsburg is a director of Paradigm Direct, in which Western Resources, Inc., the parent company of Protection One, holds a significant minority ownership position.

Darius G. Nevin

Mr. Nevin has been a Director and has held the position of Chief Financial Officer of the Company since October 1997. For most of the ten years leading up to that time, Mr. Nevin served in senior executive positions (including Chief Financial Officer) of Guard Technologies, Inc. (now Security Technologies Group, Inc.), a provider of electronic security systems and services to the commercial market. For the three years prior to joining the Company, Mr. Nevin also served as President of Guard Technologies, Inc. Before entering the security industry, Mr. Nevin was a junior partner of Madison Dearborn Partners, at that time the venture capital division of First Chicago Corp. Mr. Nevin holds an A.B. from Harvard University and an M.B.A. from the University of Chicago.

Mr. Nevin does not hold directorships in any other reporting companies.

Douglas T. Lake

Mr. Lake has been a Director of the Company since April 1998. Mr. Lake is Executive Vice President and Chief Strategic Officer of Western Resources, Inc., an entity which, through its wholly owned subsidiary, maintains a material investment in the Company. Mr. Lake is also presently Chairman of the Board of Protection One, Inc. a publicly-held company. From 1995 to 1998, Mr. Lake was Senior Managing Director of Investment Banking with Bear Stearns & Company in New York City. Prior to 1995, he was Managing Director with Dillon Reed & Company in New York City. Mr. Lake holds a B.A. from Trinity College in Hartford, Connecticut and an M.B.A. from Amos Tuck School at Dartmouth.

Mr. Lake also holds a directorship with Oneok, Inc, a publicly-held company.

William Remington

Mr. Remington has been a Director of the Company since 1996. Mr. Remington is a Canadian citizen and resident and for the past twenty-one years, has been the Director General of the Town of Hampstead, Quebec, Canada. In addition, Mr. Remington has participated in the design and installation of central monitoring stations for alarm monitoring companies located in Montreal, Canada; Kingston, Jamaica; London, England and Florida.

Mr. Remington does not hold directorships in any other reporting companies.

David Heidecorn

Mr. Heidecorn has been a Director of the Company since May 1999. Mr. Heidecorn is the Chief Financial Officer of Catterton Partners, a growth equity fund. Mr. Heidecorn served as Executive Vice President, Chief Financial Officer and a director of Alarmguard Holdings, Inc. from 1992 until February 1999 when the company was sold to Tyco/ADT. From 1986 to 1992, Mr. Heidecorn was employed by GE Capital Corporation as a Vice President in the Leveraged Finance Group and a Senior Vice President for the Corporate Finance Group, where he led the Bankruptcy and Reorganization Finance activity for the Northeast. He received his B.A. in Economics from Lehigh University and his M.B.A. in Finance from Columbia University.

Mr. Heidecorn does not hold directorships in any other reporting companies.

Terry E. Akins

Mr. Akins has served as Chief Operating Officer and Vice President of the Company since May 1997. Mr. Akins served as president of ACI, which he co-founded in 1970, between 1989 and May 1997. From 1970 to 1989, Mr. Akins served as Vice President of ACI. In addition, Mr. Akins has been active with local, state and national alarm associations, having served in 1989 as President of the Alarm Association of Florida, an association he co-founded in 1970. Mr. Akins received a Bachelor of Science from the Georgia Institute of Technology in 1969.

Mr. Akins does not hold directorships in any other reporting companies.

Joel A. Cohen

Mr. Cohen is Vice President of the Company and President of Mutual Central Alarm Services, Inc. ("Mutual"), a wholly-owned subsidiary of the Company and has been a director of the Company since February 1999. Mr. Cohen has served as President of Mutual since March 1989 and Vice President of the Company since February 1998. He holds a B.A. from Brooklyn College and an M.B.A. from Long Island University in Brooklyn.

Mr. Cohen does not hold directorships in any other reporting companies.

Raymond L. Adams

Mr. Adams is Vice President of Mutual. He has served as Vice President of Mutual since January 1991. Mr. Adams holds a B.A. from Syracuse University.

Mr. Adams does not hold directorships in any other reporting companies.

                               BOARD OF DIRECTORS

Nomination of Certain Directors

The Company is party to a Stockholders Agreement which entitles certain shareholders to nominate members of the Board of Directors, depending on their percentage of ownership of Class A Common Stock. In 1998, pursuant to a Subscription Agreement between the Company and Protection One, a subsidiary of Protection One purchased 10,000 shares of Series D Preferred Stock of the Company. Pursuant to the related Stockholders Agreement, Protection One received the right to nominate up to two Directors, upon conversion of the Series D Preferred Stock to Class A Common Stock. Based on its aggregate percentage share ownership, Protection One does not currently have the right to nominate any directors.

Compensation of Directors

As compensation for serving as directors, Mssrs. Lake, Heidecorn and Remington received options to purchase 75,000 shares of Guardian Class A Common Stock. Mr. Lake received options in 1998 and Mssrs. Heidecorn and Remington received options in 1999. Each option granted to Mr. Lake, to Mr. Heidecorn and to Mr. Remington has an exercise price of $0.84 per share, $0.81 per share and $0.69 respectively, and vested 20% upon grant and 20% upon each of the subsequent four anniversaries after grant. Mssrs. Remington and Heidecorn receive compensation of $1,000 for each meeting of the Board of Directors which they attend.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held four meetings during the fiscal year ended December 31, 1999. The Board of Directors has a Compensation Committee and an Audit Committee. Messrs. Remington and Lake serve as members of the Compensation Committee. Messrs. Remington, Lake, and Heidecorn serve as members of the Audit Committee. The functions of the Compensation Committee include reviewing and approving the executive compensation program for the Company and its subsidiaries; assessing executive performance; making grants of salary and annual incentive compensation; and approving certain employment agreements. The functions of the Audit Committee are to make recommendations to the Board of Directors regarding the engagement of the Company's independent auditors; to review with management and the independent auditors the plans for and results of each audit engagement; to approve professional services provided by the independent auditors and to review the independence of the independent auditors, the accounting and financial policies and practices, the audit scope, and the adequacy of internal accounting controls. The Audit Committee met twice and the Compensation Committee met once during the fiscal year ended December 31, 1999.

The Board of Directors recommends a vote FOR the approval of the nominees for election as Directors of the Company, which is designated as Proposal 1 on the enclosed proxy card.

                                   PROPOSAL 2
                     Ratification of Independent Accountants

The Board of Directors of the Company has appointed Arthur Andersen LLP as independent accountants for the fiscal year ending December 31, 2000, and to render other professional services as required. Arthur Andersen LLP replaced McKean, Paul, Chrycy, Fletcher & Co. ("McKean Paul") as the Company's independent accountants in 1998. This change in independent accountants was approved by the Board of Directors effective September 1, 1998.

McKean Paul served as the Company's independent auditors for the fiscal years ending December 31, 1997 and 1996.

The reports of McKean Paul on the Company's financial statements for both of the past two fiscal years did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and December 31, 1996 respectively, and in the subsequent interim period preceding McKean Paul's dismissal, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of McKean Paul would have caused McKean Paul to make references to the matter in their report.

During the most recent fiscal year and any subsequent interim period, there have been no "reportable events" as defined in Regulation S-K Item 304(a)(1)(v) with McKean Paul.

The appointment of Arthur Andersen LLP is being submitted to shareholders for ratification.

Representatives of McKean Paul will not be present at the Annual Meeting. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of Arthur Andersen LLP as independent accountants of the Company, which is designated as Proposal 2 on the enclosed proxy card.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to the beneficial ownership as of April 1, 2000 of any person (including any "group") known by the Company to be the beneficial owner of more than 5% of any class of stock.

                                   Name and Address of Beneficial Owner      Amount and Nature of      Percent of
                                   ------------------------------------      ---------------------     ----------
            Title of Class                                                  Beneficial Ownership (1)   Class (2)(3)
            --------------                                                  ------------------------   -----------
     Preferred Stock (4)           Protection One Investments, Inc. (6)                 10,725 (7)        100.0

     Class A Common Stock          Harold and Sheilah Ginsburg (8), (9)              1,857,066             22.1

     Class A Common Stock          Richard Ginsburg (8)                                695,996 (10)         8.2

     Class A Common Stock          Rhonda Ginsburg (8)                                 629,245              7.5

     Class A Common Stock          Estate of Norman Rubin                              501,827              6.0

     Class B Non-Voting Common
     Stock (5)                     Heller Financial, Inc. (11)                         634,035             7.0(12)

         (1) Unless otherwise indicated, the Company believes that each beneficial owner listed in the above table has sole voting and investment power with respect to the shares beneficially owned.
         (2) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares which such person has the right to acquire on or within 60 days of March 24, 2000. For purposes of computing the percentage of the class held by each person named above, any shares which such person has or has the right to acquire on or within 60 days after March 24, 2000 are deemed to be outstanding for such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
         (3) On a fully diluted basis as of March 24, 2000, Protection One holds 27.3%, Harold Ginsburg and Sheilah Ginsburg hold 14.2%, Richard Ginsburg holds 5.3%, Rhonda Ginsburg holds 4.8% and Heller holds 4.8% of the outstanding securities of the Company.
         (4) Shares of Preferred Stock are not convertible until at least the third anniversary of their issuance on October 21, 1998, at a rate of one share for 333.3333 shares of Class A Common Stock.
         (5) Class B Common Stock is immediately convertible into Class A Common Stock on a share-for-share basis at any time.
         (6) The address for Protection One Investments, Inc. ("Protection One") is 818 S. Kansas Avenue, Topeka, Kansas, 66601. Protection One is the sole holder of all of the outstanding shares of Preferred Stock.
         (7) The amount includes stock dividends accumulated through March 24, 2000.
         (8) The address for such shareholder is c/o the Company, 3880 N. 28th Terrace, Hollywood, Florida, 33020-1118.
         (9) The shares of Harold and Sheilah Ginsburg are owned jointly as tenants by the entireties.
        (10)  Includes 60,000 options which are immediately exercisable.
        (11) Heller Financial, Inc. ("Heller") is the sole holder of all of the outstanding shares of Class B Common Stock. The address for Heller is 500 West Monroe Street, Chicago, Illinois, 60661.
        (12)  Represents the percent of outstanding shares of Common Stock.

Security Ownership of Management

The following table sets forth information with respect to the beneficial ownership as of April 1, 2000 of Class A Common Stock by (i) each Director of the Company; (ii) each nominee to the Board of Directors; (iii) the Chief Executive Officer; and (iv) all named directors and executive officers of the Company as a group. On April 1, 2000, there were 8,384,441 shares of Class A Common Stock issued and outstanding.

                                                                       Amount and Nature of        Percent of
                                                                       ---------------------       ----------
     Name and Address of Beneficial Owner                             Beneficial Ownership (1)      Class (2)
     ------------------------------------                             --------------------          -----
     Harold and Sheilah Ginsburg (3), (4)                                      1,857,066                    22.1

     Richard Ginsburg (3)                                                        695,996 (5)                 8.3

     Darius G. Nevin (3)                                                         172,000 (5)                 2.0

     William Remington (3)                                                             -                      *

     Douglas T. Lake (3)                                                          45,000 (6)                  *

     Joel A. Cohen (7)                                                           238,009 (8)                 2.8

     David Heidecorn (9)                                                          40,000 (10)                 *

     All Directors and Executive Officers as a Group (11)                      3,624,840                    43.2
     * Represents less than 1% of outstanding Voting Stock.

         (1) Each director and executive officer has sole voting and investment power with respect to the shares beneficially owned.
         (2) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares of Class A Common Stock which such person has the right to acquire on or within 60 days after March 24, 2000. For purposes of computing the percentage of the class of Class A Common Stock held by each person named above, any shares which such person has or has the right to acquire on or within 60 days after March 24, 2000 are deemed to be outstanding for such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
         (3) The address of such shareholder is c/o the Company, 3880 North 28th Terrace, Hollywood, Florida 33020-1118.
         (4) The shares of Harold and Sheilah Ginsburg are owned jointly as tenants by the entireties.
         (5) Includes 60,000 options which are immediately exercisable.
         (6) Includes 45,000 options which are immediately exercisable.
         (7) The address of such shareholder is c/o Mutual Central Alarm Services, Inc., 10 West 46th Street, New York, New York, 10036.
         (8) Comprised of 40,000 options which are immediately exercisable.
         (9) The address of such shareholder is c/o 9 Greenwich Office Park, Greenwich, Connecticut, 06830.
        (10) Includes 30,000 options which are immediately exercisable.
        (11) Includes Messrs. Harold Ginsburg, Richard Ginsburg, Nevin, Remington, Lake, Cohen, Heidecorn, Akins, Adams and Mrs. Ginsburg.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following sets forth certain information regarding the aggregate cash and other compensation paid to or earned by the executive officers of the Company.

                                                          Year         Salary           Bonus      Other
                                                          ----         ------           -----      -----
  Richard Ginsburg                                        1999        $128,890   (1)          -    $14,149  (2)
      President and CEO, Director                         1998         100,000                -     12,219
                                                          1997          91,985                -     10,800
  Darius G. Nevin                                         1999         135,000                -     13,492  (2)
      Vice President and Chief Financial Officer,         1998         135,537                -     12,084
      Director                                            1997          25,660  (3)           -        462
  Joel A. Cohen                                           1999         152,305           31,158     10,586  (2)
      Vice President, President and CEO of Mutual,        1998         135,577  (4)           -     10,928
      Director                                            1997               -                -          -
  Terry E. Akins                                          1999         142,500  (5)                 29,390  (2),(6)
      Chief Operating Officer, Vice President             1998         144,808  (5)                 12,559
                                                          1997          96,346                       7,089

         (1) Mr. Ginsburg's annualized compensation was increased to $175,000 in September 1999.
         (2) Included in other annual compensation are auto allowances and payments for medical insurance coverage.
         (3) Mr. Nevin joined the Company in October 1997, with the execution of his employment agreement. The annualized compensation for 1997 for Mr. Nevin was $135,000.
         (4) Mr. Cohen joined the Company in February 1998, with the execution of his employment agreement. The annualized compensation for 1998 for Mr. Cohen was $150,000.
         (5) Mr. Akins joined the Company in May 1997, with the execution of his employment agreement. The annualized compensation for 1999, 1998 and 1997 for Mr. Akins was $150,000. Mr. Akins took extra vacation time in each year for which he was not compensated.
         (6) Included in other annual compensation is amount related to incentive plan.


Options/SAR Grants in Last Fiscal Year
--------------------------------------

Individual Grants

                              Number of
                              Securities       Percent of Total
                              Underlying     Options/SARs Granted    Exercise of
                             Options/SARs       to Employees in      SARs Price
           Name                Granted            Fiscal Year         ($/Share)        Expiration Date
           ----                -------            -----------         ---------        ---------------
  David Heidecorn               75,000               31.1%              $0.81      May 12, 2009
  William Remington             75,000               31.1%              $0.69      September 13, 2009


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of these filings and written representations from the directors and officers, one such filing was not timely made during the year ended December 31, 1999 by Mr. Harold Ginsburg, Mr. William Remington and Mrs. Sheilah Ginsburg.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its corporate headquarters from Guardian Investments, a Florida partnership owned by Harold and Sheilah Ginsburg, both of whom are directors, officers and principal shareholders of the Company.

The corporate headquarters occupies a 12,000 square foot building, which houses the Company's central monitoring station, offices and warehouse facilities, located in Hollywood, Florida. The lease expires on December 31, 2002, but has a renewal option for an additional five years under the same terms and conditions. The annual rent is approximately $130,000, with annual increases not to exceed three percent (3%). The terms of the lease are no less favorable to the Company than those which could be obtained from an unaffiliated third party.

                                  ANNUAL REPORT

The Annual Report of the Company for the fiscal year ended December 31, 1999 is being mailed to Shareholders with this Proxy Statement.

           DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

Pursuant to SEC regulations, shareholder proposals intended to be considered for inclusion in the Proxy Statement for presentation at the Company's 2001 Annual Meeting of Shareholders must be received at the Company's offices at 3880 North 28th Terrace, Hollywood, Florida, 33020-1118, Attention: Secretary, no later than December 30, 2000, for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. In addition, the proxy for voting on matters at the Company's 2001 Annual Meeting will confer discretionary authority to vote on any matter, notice of which was not received by the Company before March 13, 2001.

If the date of the Company's 2001 Annual Meeting is changed by more than 30 days from the date of the 2000 Annual Meeting, then the Company will disclose this change under Item 5 in its earliest possible quarterly report on Form 10-QSB.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the meeting and does not intend to bring any other matters before the meeting. However, if other matters properly come before the meeting, or any adjournment or postponement thereof, the persons named in THE enclosed proxy will have the discretionary authority to vote the shares they represent in accordance with their best judgment in the interest of the Company.

We will make available a list of shareholders of the Company before the close of business on May 26, 2000, for inspection during normal business hours from May 26 through June 2, 2000, at the Company's corporate headquarters located at 3880 North 28 Terrace, Hollywood, Florida, 33020. The list will also be available for inspection during the meeting.

THE COMPANY UNDERTAKES TO PROVIDE ITS SHAREHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, GUARDIAN INTERNATIONAL, INC., 3880 NORTH 28th TERRACE, HOLLYWOOD, FLORIDA 33020-1118.

                          Guardian International, Inc.

                         Annual Meeting of Shareholders
                                  June 5, 2000

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Guardian International, Inc. (the "Company") hereby constitutes and appoints Richard Ginsburg and Darius G. Nevin, and each of them, the shareholder's true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at University of Miami School of Business, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida, 33146, on Monday, June 5, 2000, at 1:00 p.m., local time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
 WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL
                              OF PROPOSALS 1 AND 2.

            (Continued and to be signed and dated on the other side)
--------------------------------------------------------------------------------
Please mark  your votes as this example      [X]

The Directors recommend a vote FOR the Nominees listed in Proposal 1 and FOR Proposal 2.

1.       Proposal to elect the following persons as Directors of the Company:

                  Harold Ginsburg                    Richard Ginsburg
                  Sheilah Ginsburg                   Darius G. Nevin
                  William Remington                  Douglas T. Lake
                  Joel A. Cohen                      David Heidecorn

         FOR all nominees listed                  WITHHOLD AUTHORITY to
         (except as marked to the                 vote for all nominees listed
         contrary; see Instruction below)

                  [  ]                                                 [  ]

     Instruction: To withhold authority to vote for any individual nominee, strike through the name of the nominee above.


2. Proposal to ratify the appointment of Arthur Andersen LLP as independent accountants.

            FOR               AGAINST              ABSTAIN
            [  ]              [  ]                   [  ]

                           The above named proxies are granted the authority, in their discretion, to act upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

                           Dated________________________ , 2000

                           Signature(s)________________________ Signature If
                           Shares Held Jointly

                           NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please sign exactly as your name appears and return this proxy immediately in the enclosed self-addressed envelope.